Exhibit 4.1

PRECISION CASTPARTS CORP.

TO

U.S. BANK NATIONAL ASSOCIATION

as Trustee

TWENTY-SIXTH SUPPLEMENTAL INDENTURE

Dated as of December 20, 2012

TWENTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of December 20, 2012, between Precision Castparts Corp., a corporation duly organized and existing under the laws of the State of Oregon (herein called the “Company”), having its principal office at 4650 S.W. Macadam Avenue, Suite 400, Portland, Oregon and U.S. Bank National Association, the successor in interest to J.P. Morgan Trust Company, National Association, which was the successor in interest to Bank One Trust Company, N.A., a national association, which was the successor in interest to The First National Bank of Chicago, a national association (herein called the “Trustee”), as Trustee under the Indenture, dated as of December 17, 1997 between the Company and the Trustee, as amended and supplemented prior to the date hereof (the “Original Indenture”).

WITNESSETH:

WHEREAS, the Company has duly authorized the execution and delivery of the Original Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Original Indenture;

WHEREAS, Section 301 of the Original Indenture permits the terms of any series of Securities to be established in an indenture supplemental to the Original Indenture;

WHEREAS, Section 901 of the Original Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders of the Securities, and when authorized by a Board Resolution, for certain purposes stated therein, including to establish the form or terms of Securities of any series;

WHEREAS, the Company has requested the Trustee to join with it in the execution and delivery of this Twenty-sixth Supplemental Indenture in order to supplement the Original Indenture by, among other things, establishing certain terms of series of Securities to be known as the Company’s 0.70% Senior Notes due 2015 (the “2015 Notes”), 1.25% Senior Notes due 2018 (the “2018 Notes”), 2.50% Senior Notes due 2023 (the “2023 Notes”) and 3.90% Senior Notes due 2043 (the “2043 Notes” and together with the 2015 Notes, the 2018 Notes and the 2023 Notes, the “Notes” or “Securities”) and adding certain provisions thereof for the benefit of the Holders of such Notes;

WHEREAS, the Company has furnished the Trustee with an Opinion of Counsel and a duly authorized and executed Company Order dated December 20, 2012 authorizing the execution of this Twenty-sixth Supplemental Indenture and the issuance of the Notes; and

WHEREAS, all things necessary to make this Twenty-sixth Supplemental Indenture a valid agreement of the Company and the Trustee and a valid supplement to the Original Indenture have been done.

NOW, THEREFORE, THIS TWENTY-SIXTH SUPPLEMENTAL INDENTURE for and in consideration of the premises and the purchase of the Notes to be issued hereunder by Holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

1

ARTICLE I

DEFINITIONS

The Original Indenture, as supplemented and amended, together with the Twenty-sixth Supplemental Indenture is hereinafter sometimes collectively referred to as the “Indenture.” All capitalized terms which are used herein and not otherwise defined herein are defined in the Original Indenture and are used herein with the same meanings as in the Original Indenture.

For all purposes of this Twenty-sixth Supplemental Indenture and the Notes, except as otherwise expressly provided or unless the subject matter or the context otherwise requires and in addition to the definitions set forth in Section 101 of the Original Indenture, the following terms shall have the meanings assigned to them in this Article I:

Section 1.1 Defined Terms

“Acquisition” means the transactions contemplated by the Merger Agreement.

“Adjusted Treasury Rate” means the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the Comparable Treasury Issue, plus 5 basis points in the case of the 2015 Notes, 10 basis points in the case of the 2018 Notes, 15 basis points in the case of the 2023 Notes and 15 basis points in the case of the 2043 Notes. If no maturity set forth under such heading exactly corresponds to the maturity of such principal, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be calculated pursuant to the immediately preceding sentence, and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its Subsidiaries, taken as a whole, to any person (as defined in Section 13(d)(3) under the Exchange Act), other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person (as defined in Section 13(d)(3) under the Exchange Act) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors or (5) the adoption of a plan relating to the liquidation or dissolution of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Clearstream” means Clearstream Banking, société anonyme.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means with respect to any redemption date for the applicable Notes (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Consolidated Assets” means the aggregate of all assets of the Company (including the value of all existing Sale and Leaseback Transactions and any assets resulting from the capitalization of other long-term lease obligations in accordance with GAAP) appearing on the most recent available consolidated balance sheet of the Company at their net book values, after deducting related depreciation, amortization and other valuation reserves, all prepared in accordance with GAAP.

“Consolidated Current Liabilities” means the aggregate of the current liabilities of the Company appearing on the most recent available consolidated balance sheet of the Company, all in accordance with GAAP. In no event shall Consolidated Current Liabilities include any obligation of the Company or its Subsidiaries issued under a revolving credit or similar agreement if the obligation issued under such agreement matures by its terms within 12 months from the date thereof but by the terms of such agreement such obligation may be renewed or extended or the amount thereof reborrowed or refunded at the option of the Company or any Subsidiary for a term in excess of 12 months from the date of determination.

“Consolidated Net Assets” means Consolidated Assets after deduction of Consolidated Current Liabilities.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of the Board of Directors of the Company on the date the applicable Notes were issued or (2) was nominated for election, elected or appointed to the Board of Directors of the Company with the approval of a majority of the Continuing Directors who were members of the Board of Directors of the Company at the time of the nomination, election or appointment (either by a specific vote or by approval of the proxy statement of the Company in which that member was named as a nominee for election as a director, without objection to the nomination).

“Custodian” means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 305(B) hereof, substantially in the form of Exhibit A, Exhibit B, Exhibit C or Exhibit D hereto, as applicable, except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Euroclear” means Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Notes” means the outstanding 5.60% Senior Notes due 2013 issued pursuant to the Original Indenture.

“GAAP” means generally accepted accounting principles in the United States of America in effect on the Issue Date.

“Global Notes” means, individually and collectively, each of the Notes in global form, substantially in the form of Exhibit A, Exhibit B, Exhibit C or Exhibit D hereto, as applicable, issued in accordance with Section 303, 305(B)(b)(iv), 305(B)(d)(ii) or 305(B)(f) hereof.

“Global Note Legend” means the legend set forth in Section 305(B)(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company has appointed.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company.

“Issue Date” means the date on which the initial $3.0 billion aggregate principal amount of the Notes were originally issued under this Twenty-sixth Supplemental Indenture.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of November 9, 2012, as amended, by and among the Company, ELIT Acquisition Sub Corp., a wholly owned subsidiary of the Company, and Titanium Metals Corporation.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Officer” means, with respect to any Person, the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of such Person.

“Operating Property” means any real property, manufacturing plant, equipment or other physical facility located in the United States owned by, or leased to, the Company or any Subsidiary that has a market value in excess of 1.0% of Consolidated Net Assets.

“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either Moody’s or S&P ceases to rate the applicable Notes or fails to make a rating of the applicable Notes publicly available for reasons beyond the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by us (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the applicable Notes is lowered by both Rating Agencies and such Notes are rated below an Investment Grade Rating on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the rating agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable change of control has occurred at the time of the rating event).

“Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer (as defined below) selected by Wells Fargo Securities, LLC and its successors and any one other primary U.S. Government securities dealer in The City of New York appointed by the Trustee after consultation with the Company and its respective successors (each, a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute in its place another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

“Restricted Subsidiary” means any Subsidiary of the Company that owns an Operating Property that has a market value in excess of 2.0% of Consolidated Net Assets.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Acquisition Redemption Date” means the earlier to occur of (1) May 31, 2013, if the Acquisition has not been completed on or prior to May 1, 2013, or (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

“Statistical Release” means the statistical release designated “H.15 (519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of that person that is at the time entitled to vote generally in the election of the board of directors of that person.

ARTICLE II

TERMS OF THE NOTES

Section 2.1 Terms of Global Notes. In accordance with Section 301 of the Original Indenture, the following terms relating to the Notes are hereby established:

1. Title of the Securities. The title of the securities issued under this Twenty-sixth Supplemental Indenture shall be the “0.70% Senior Notes due 2015”, the “1.25% Senior Notes due 2018”, the “2.50% Senior Notes due 2023” and the “3.90% Senior Notes due 2043”.

2. Aggregate Principal Amount. The initial aggregate principal amount of the Notes which may be authenticated and delivered under this Twenty-sixth Supplemental Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture and except for Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture) shall be $500,000,000 in the case of the 2015 Notes, $1,000,000,000 in the case of the 2018 Notes, $1,000,000,000 in the case of the 2023 Notes and $500,000,000 in the case of the 2043 Notes. The Company may, from time to time, without the consent of the Holders of a particular series of Notes, issue additional notes having identical terms (including CUSIP and other relevant identifying characteristics) as the applicable Notes, so long as, on the date of issuance of such additional notes: (i) no Event of Default shall have occurred and then be continuing, or shall occur as a result of the issuance of such additional notes; (ii) such additional notes shall rank pari passu with the particular series of Notes (except the issue date, issue price and, if applicable, initial interest payment date) and shall have identical terms, conditions and benefits as the particular series of Notes and be part of the same series of Notes; and (iii) the Trustee shall have received all such opinions and other documents as it shall have requested, including an Opinion of Counsel stating that such additional notes are authorized and permitted by the Indenture and all conditions precedent to the issuance of such additional notes have been complied with by the Company. All such additional notes issued hereunder will, when issued, be considered Notes for all purposes hereunder and will be subject to and take the benefit of all of the terms, conditions and provisions of this Indenture.

3. Person to Whom Interest Shall Be Payable. Interest on the Notes shall be payable to the Holders of the Notes at the close of business on the Regular Record Date for such interest; and the Regular Record Date for any interest payable on any Interest Payment Date is the next preceding June 5, or December 5, respectively, in the case of the 2015 Notes and January 1, or July 1, respectively, in the case of each of the 2018 Notes, the 2023 Notes and the 2043 Notes (in each case, whether or not a Business Day).

4. Maturity Date. The entire outstanding principal amount of each series of Notes shall be payable in a single installment in the case of the 2015 Notes, on December 20, 2015, in the case of the 2018 Notes, on January 15, 2018, in the case of the 2023 Notes, on January 15, 2023 and in the case of the 2043 Notes, on January 15, 2043 (each, a “Maturity Date”).

5. Interest. Interest shall be payable semiannually on June 20 and December 20 of each year, commencing on June 20, 2013 in the case of the 2015 Notes and on January 15 and July 15 of each year, commencing on July 15, 2013 in the case of each of the 2018 Notes, the 2023 Notes and the 2043 Notes (for purposes of each series of Notes, each an “Interest Payment Date”). The 2015 Notes shall bear interest at 0.70% per annum from December 20, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for. The 2018 Notes shall bear interest at 1.25% per annum from December 20, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for. The 2023 Notes shall bear interest at 2.50% per annum from December 20, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for. The 2043 Notes shall bear interest at 3.90% per annum from December 20, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for. Interest on each series of the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date, Redemption Date (including any Special Acquisition Redemption Date) or the Maturity Date falls on a day that is not a Business Day, the required payment of principal of and interest on the applicable Notes will be made on the next succeeding Business Day as if made on the date that such payment was due and no interest will accrue on that payment for the period from and after the Interest Payment Date, Redemption Date (including any Special Acquisition Redemption Date) or the Maturity Date, as applicable, to the date of payment on the next succeeding Business Day.

6. Place of Payment. The Trustee, at its Corporate Trust Office, is hereby initially designated as the Place of Payment and initially appointed as the Security Registrar and Paying Agent for the Notes, and as agent for the Company to receive all presentations, surrenders, notices and demands in respect of the Notes.

7. Optional Redemption. The 2015 Notes and the 2018 Notes will be redeemable, at any time in whole or from time to time in part, on not less than 30 days and not more than 60 days prior notice, at the option of the Company at a Redemption Price equal to the greater of (1) 100% of the principal amount of such Notes or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such Redemption Date by the Independent Investment Banker), plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

Prior to October 15, 2022, the 2023 Notes will be redeemable, at any time in whole or from time to time in part, on not less than 30 days and not more than 60 days prior notice, at the option of the Company at a Redemption Price equal to the greater of (1) 100% of the principal amount of such Notes or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such Redemption Date by the Independent Investment Banker), plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date. In addition, on or after October 15, 2022, the 2023 Notes will be redeemable, in whole at any time or in part from time to time, on not less than 30 days and not more than 60 days prior notice, at the option of the Company at a Redemption Price equal to 100% of the principal amount of such Notes to be redeemed, plus accrued interest thereon to, but excluding, the Redemption Date.

Prior to July 15, 2042, the 2043 Notes will be redeemable, at any time in whole or from time to time in part, on not less than 30 days and not more than 60 days prior notice, at the option of the Company at a Redemption Price equal to the greater of (1) 100% of the principal amount of such Notes or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such Redemption Date by the Independent Investment Banker), plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date. In addition, on or after July 15, 2042, the 2043 Notes will be redeemable, in whole at any time or in part from time to time, on not less than 30 days and not more than

60 days prior notice, at the option of the Company at a Redemption Price equal to 100% of the principal amount of such Notes to be redeemed, plus accrued interest thereon to, but excluding, the Redemption Date.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest shall cease to accrue on the applicable Notes or portions thereof called for redemption.

8. Special Acquisition Redemption. If the Company does not complete the Acquisition on or prior to May 1, 2013, or the Merger Agreement is terminated at any time prior to May 1, 2013, the Company must redeem all of the 2018 Notes, the 2023 Notes and the 2043 Notes on the Special Acquisition Redemption Date at a Redemption Price equal to 101% of the aggregate principal amount of the redeemed Notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or duly provided for, whichever is later, to, but excluding, the Special Acquisition Redemption Date.

As to any series of Notes the Company must redeem on the Special Acquisition Redemption Date, the Company will cause a notice of special acquisition redemption to be mailed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder of the Notes being redeemed at its registered address. If funds sufficient to pay the special acquisition Redemption Price of all Notes to be redeemed on the Special Acquisition Redemption Date (plus accrued and unpaid interest, if any, to the Special Acquisition Redemption Date) are deposited with the Trustee on or before the Special Acquisition Redemption Date, such Notes will cease to bear interest on and after the Special Acquisition Redemption Date.

9. Change of Control Offer. If a Change of Control Triggering Event occurs with respect to any series of Notes, unless the Company has exercised its option to redeem the applicable Notes by notifying the Holders of such Notes to that effect, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder of the series of Notes as to which the Change of Control Triggering Event has occurred to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess of $2,000) of that Holder’s applicable Notes on the terms set forth herein. In a Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the applicable Notes repurchased, plus accrued and unpaid interest, if any, on the applicable Notes repurchased to the date of repurchase (a “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to Holders of the applicable Notes, describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the applicable Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date that notice is mailed (a “Change of Control Payment Date”). The notice will, if mailed prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event with respect to the applicable Notes occurring on or prior to the Change of Control Payment Date.

On each Change of Control Payment Date, the Company will, to the extent lawful: (i) accept for payment all applicable Notes or portions of such Notes properly tendered pursuant to the applicable Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all such Notes or portions of such Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the applicable Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of applicable Notes or portions of applicable Notes being repurchased and that all conditions precedent provided for in the Indenture to the Change of Control Offer and to the repurchase by the Company of the applicable Notes pursuant to the Change of Control Offer have been met.

The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all applicable Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any applicable Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture with respect to such Notes, other than a default in the payment of the Change of Control Payment upon a related Change of Control Triggering Event. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the applicable Notes as a result of a related Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the applicable Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached the Company’s obligations under the Change of Control Offer provisions of the applicable Notes by virtue of any such conflict.

10. No Sinking Fund. The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions, or at the option of a Holder thereof.

11. Global Notes. The Global Notes representing the Notes shall be deposited on behalf of the Holders of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of Participants, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided. The Depositary for the Notes shall initially be The Depository Trust Company, a New York corporation.

12. Sections 1302 and 1303 of the Original Indenture shall apply to the Notes, in accordance with the provisions, terms and conditions set forth in Article Thirteen thereof.

ARTICLE III

AMENDMENTS TO THE ORIGINAL INDENTURE

Section 3.1 Form of Global Notes.

Solely with respect to the Notes (and not with respect to any other series of Securities that may be issued under the Original Indenture), Sections 201 through 205 of the Original Indenture are hereby amended by deleting those Sections in their entirety and by replacing them with the following:

“Section 201. Form.

General. The Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C and Exhibit D attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The written order of the Company shall specify the amount of the applicable Notes to be authenticated and the date on which such Notes are to be authenticated, and such other information as the Trustee may reasonably request or as is required by the Indenture.

Global Notes. Notes issued in global form shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C and Exhibit D attached hereto (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C and Exhibit D attached hereto (but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto). Each Global Note shall represent such of the outstanding 2015 Notes, 2018 Notes, 2023 Notes or 2043 Notes, as applicable, as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of such Notes outstanding from time to time endorsed thereon and that the aggregate principal amount of such Notes outstanding represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding 2015 Notes, 2018 Notes, 2023 Notes or 2043 Notes, as applicable, represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 305(B) hereof.

Section 3.2 Limitation on Liens. With respect to the Notes and other series of Securities that may be issued under the Original Indenture after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), the first sentence of the first paragraph of Section 1008 of the Original Indenture is hereby amended by deleting “10% of Consolidated Net Tangible Assets” and replacing it with “15% of Consolidated Net Assets” and any defined terms used in Section 1008 of the Original Indenture that are defined in this Twenty-sixth Supplemental Indenture shall be amended as set forth herein.

Section 3.3 Limitation on Sales and Leasebacks. With respect to the Notes and any other series of Securities that may be issued under the Original Indenture after the date of this Twenty-

sixth Supplemental Indenture (and not with respect to the Existing Notes), the phrase “10% of Consolidated Net Tangible Assets” in clause (5) of Section 1009 of the Original Indenture is hereby deleted and replaced with “15% of Consolidated Net Assets” and any defined terms used in Section 1009 of the Original Indenture that are defined in this Twenty-sixth Supplemental Indenture shall be amended as set forth herein.

Section 3.4 Registration, Registration of Transfer and Exchange. Solely with respect to the Notes (and not with respect to any other series of Securities that may be issued under the Original Indenture), Section 305 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

“Section 305. Registration, Registration of Transfer and Exchange.

(A) Security Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Security Register” or “Security Registrar”) and an office or agency where Notes may be presented for payment. The Security Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term “Security Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Company may change any Paying Agent or Security Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Paying Agent or Security Registrar not a party to the Indenture. If the Company fails to appoint or maintain another entity as Security Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

(B) Transfer and Exchange.

(a) Transfer and Exchange of Global Notes. The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee, except if DTC is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Company within 90 days. In such event, the Company will issue the Notes in definitive form in exchange for the Global Notes representing such Notes and an owner of a beneficial interest in a Global Note will be entitled to physical delivery in definitive form of Notes represented by such Global Note equal in principal amount to such beneficial interest and to have such Notes registered in its name.

(b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures.

(c) Legends. The following legend shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

Each Global Note shall bear a legend in substantially the following form:

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 305(B) OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 305(B)(a) OR 306 OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF PRECISION CASTPARTS CORP.”

(d) Cancellation and/or Adjustment of Global Notes.

(i) At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 309. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(a) General Provisions Relating to Transfers and Exchanges.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company’s order or at the Security Registrar’s request.

(ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 304, 1107 and 906 hereof).

(iii) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this

Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(iv) The Company shall not be required to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

(v) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 303 of the Indenture.

(vi) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 305(B) to effect a registration of transfer or exchange may be submitted by facsimile.

(vii) Prior to due presentment for the registration of a transfer of any Note, the Trustee and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Notes and for all other purposes, and neither the Trustee nor the Company shall be affected by notice to the contrary.”

Section 3.5 Events of Default. With respect to the Notes and any other series of Securities that may be issued under the Original Indenture after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), clause 5(B) of Section 501 of the Original Indenture is hereby amended by deleting “$10.0 million or more” and replacing it with “$150.0 million or more.”

Section 3.6 Company May Consolidate, Etc., Only on Certain Terms. With respect to the Notes and any other series of Securities that may be issued under the Original Indenture, after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), Section 801 of the Indenture is hereby amended as follows:

(a) by deleting clause (1) in its entirety and replacing it with the following:

“either the Company is the continuing corporation, or the successor Person or purchaser shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and any such successor or purchaser shall expressly assume by an indenture supplement hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium and interest on all the Securities and the performance or observance of all of the Company’s covenants under the Indenture and the Company’s obligations on the Securities;” and

(b) by deleting clause (3) in its entirety and renumbering clause “(4)” to clause (3)”.

Section 3.7 Section 1010 (Limitation on Debt of Restricted Subsidiaries). With respect to the Notes and any other series of Securities that may be issued under the Original Indenture after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), Section 1010 of the Original Indenture is hereby deleted in its entirety and replaced with “Section 1010. [INTENTIONALLY DELETED]” therefor.

Section 3.8 Article Fourteen (Note Guarantees). With respect to the Notes and any other series of Securities that may be issued under the Original Indenture after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), Article Fourteen of the Original Indenture is hereby deleted in its entirety.

Section 3.9 Section 301 of the Indenture (Applicability of Guarantees).

With respect to the Notes and any other series of Securities that may be issued under the Original Indenture after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), Section 301 of the Original Indenture is hereby amended to (i) insert the word “and” at the end of clause (16), (ii) delete clause (17) in its entirety, and (iii) renumber clause (18) as clause (17).

Section 3.10 Section 901 (Applicability of Guarantees).

With respect to the Notes and any other series of Securities that may be issued under the Original Indenture after the date of this Twenty-sixth Supplemental Indenture (and not with respect to the Existing Notes), Section 901 of the Original Indenture is hereby amended to (i) delete clause (10) in its entirety, and (ii) renumber clause (11) as clause (10).

Section 3.11 Release of Guarantors.

Upon the payment in full of the principal of, premium, if any, and interest on, the Existing Notes, all Guarantors of the Existing Notes (including, without limitation, any Guarantors added for the benefit of the Existing Notes after the date hereof) shall be automatically released from their respective obligations under the Original Indenture and the Note Guarantees. Upon the reasonable request and at the expense of the Company, the Trustee shall execute any documents reasonably required in order to evidence the release of any and all Guarantors from their respective obligations under the Original Indenture (including any supplemental indentures after the date hereof adding a Guarantor for the benefit of the Existing Notes) and the Note Guarantees.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Effectiveness. This Twenty-sixth Supplemental Indenture will become operative and binding upon each of the Company, the Trustee and the holders of the Notes as of the day and year first above written.

Section 4.2 Governing Law. This Twenty-sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.3 Trust Indenture Act Controls. If any provision of this Twenty-sixth Supplemental Indenture limits, qualifies or conflicts with another provision of the Original Indenture that is required to be included by the Trust Indenture Act of 1939, as amended (the “Act”), as in force at the date this Twenty-sixth Supplemental Indenture is executed, the provision required by said Act shall control.

Section 4.4 Trustee Disclaimer. The recitals contained in this Twenty-sixth Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Twenty-sixth Supplemental Indenture.

Section 4.5 Counterparts and Method of Execution. This Twenty-sixth Supplemental Indenture may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section 4.6 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.7 Successors and Assigns. All covenants and agreements in this Twenty-sixth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 4.8 Separability Clause. In case any provision in this Twenty-sixth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.9 Benefits of the Twenty-sixth Supplemental Indenture. Nothing in this Twenty-sixth Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Twenty-sixth Supplemental Indenture.

Section 4.10 Effect of Twenty-sixth Supplemental Indenture.

(a) This Twenty-sixth Supplemental Indenture is a supplemental indenture within the meaning of Section 901 of the Original Indenture, and the Original Indenture shall be read together with this Twenty-sixth Supplemental Indenture and shall have the same effect over the Notes, in the same manner as if the provisions of the Original Indenture and this Twenty-sixth Supplemental Indenture were contained in the same instrument. Notwithstanding the foregoing, to the extent that any provision of the Original Indenture shall conflict with any provision of this Twenty-sixth Supplemental Indenture, the terms of this Twenty-sixth Supplemental Indenture shall be deemed controlling and the conflicting provision of the Original Indenture shall be null and void to the extent of such conflict.

(b) In all other respects, the Original Indenture is confirmed by the parties hereto as supplemented by the terms of this Twenty-sixth Supplemental Indenture.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-sixth Supplemental Indenture to be duly executed as of the day and year first above written.

PRECISION CASTPARTS CORP.

By:	/s/ Shawn R. Hagel
Name:	Shawn R. Hagel
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

(Corporate Seal)

Attest:	/s/ Steven C. Blackmore
Name:	Steven C. Blackmore
Title:	Vice President, Treasurer and Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Linda A. McConkey
Name:	Linda A. McConkey
Title:	Vice President

STATE OF OREGON	)
) ss.:
COUNTY OF MULTNOMAH	)

On the 19th day of December, 2012, before me personally came Shawn R. Hagel, to me known, who, being by me duly sworn, did depose and say that she is Executive Vice President, Chief Financial Officer and Assistant Secretary of Precision Castparts Corp., one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by like authority of the Board of Directors of said corporation.

/s/ Deborah L. Browning

Notary Public

Official Seal
Name: /s/ Deborah L. Browning
NOTARY PUBLIC-OREGON
COMMISSION
MY COMMISSION EXPIRES 1-9-2013

STATE OF OREGON )
) ss.:
COUNTY OF MULTNOMAH )

On the 19th day of December, 2012, before me personally came Steven C. Blackmore, to me known, who, being by me duly sworn, did depose and say that he is Vice President, Treasurer and Assistant Secretary of Precision Castparts Corp., one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by like authority of the Board of Directors of said corporation.

/s/ Deborah L. Browning

Notary Public

Official Seal
Name: /s/ Deborah L. Browning
NOTARY PUBLIC-OREGON
COMMISSION
MY COMMISSION EXPIRES 1-9-2013

STATE OF OREGON	)
) ss.:
COUNTY OF MULTNOMAH	)

On the 19th day of December, 2012, before me personally came Linda McConkey, to me known, who, being by me duly sworn, did depose and say that said person is Vice President of U.S. Bank National Association, one of the corporations described herein and which executed the foregoing instrument; that said person knows the seal of said corporation; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

/s/ Laura L. Woolley

Notary Public

Official Seal
Name: /s/ Laura L. Woolley
NOTARY PUBLIC-OREGON
COMMISSION
MY COMMISSION EXPIRES 3-14-2013

EXHIBIT A

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP/CINS

0.70%	Senior Notes due 2015

No.	$

PRECISION CASTPARTS CORP.

promises to pay to

or registered assigns,

the principal sum of                             .

Dollars on December 20, 2015

Interest Payment Dates: June 20 and December 20

Record Dates: June 5 and December 5

Dated: December 20, 2012	PRECISION CASTPARTS CORP.
By:
	Name:	[ ]
	Title:	[ ]

Attest:

By:		(SEAL)
Name:	[ ]
Title:	[ ]

Dated: December 20, 2012

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[Back of Note]

0.70%	Senior Notes due 2015

Precision Castparts Corp., a corporation duly organized and existing under the laws of Oregon (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to             or registered assigns, the principal sum of             Dollars on December 20, 2015 and to pay interest thereon from December 20, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 20 and December 20 in each year, commencing June 20, 2013, at the rate of 0.70% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 0.70% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the June 5 or December 5 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 17, 1997, as amended by indentures supplemental thereto (the “Indenture”, which term as used herein includes the twenty-sixth supplemental indenture dated December 20, 2012, establishing the title, form and terms of $500,000,000 aggregate principal amount of the Company’s 0.70%

Senior Notes due 2015) among the Company and U.S. Bank National Association (successor in interest to The First National Bank of Chicago), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, the initial principal amount of which is $500,000,000, but the aggregate amount of which is unlimited.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess of $2,000. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

EXHIBIT B

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP/CINS

1.25%	Senior Notes due 2018

No.	$

PRECISION CASTPARTS CORP.

promises to pay to

or registered assigns,

the principal sum of                             .

Dollars on January 15, 2018

Interest Payment Dates: January 15 and July 15

Record Dates: January 1 and July 1

Dated: December 20, 2012	PRECISION CASTPARTS CORP.
By:
	Name:	[ ]
	Title:	[ ]

Attest:

By:		(SEAL)
Name:	[ ]
Title:	[ ]

Dated: December 20, 2012

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[Back of Note]

1.25% Senior Notes due 2018

Precision Castparts Corp., a corporation duly organized and existing under the laws of Oregon (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to             or registered assigns, the principal sum of             Dollars on January 15, 2018 and to pay interest thereon from December 20, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on January 15 and July 15 in each year, commencing July 15, 2013, at the rate of 1.25% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 1.25% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 17, 1997, as amended by indentures supplemental thereto (the “Indenture”, which term as used herein includes the twenty-sixth supplemental indenture dated December 20, 2012, establishing the title, form and terms of $1,000,000,000 aggregate principal amount of the Company’s 1.25%

Senior Notes due 2018) among the Company and U.S. Bank National Association (successor in interest to The First National Bank of Chicago), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, the initial principal amount of which is $1,000,000,000, but the aggregate amount of which is unlimited.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess of $2,000. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

EXHIBIT C

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP/CINS

2.50%	Senior Notes due 2023

No.	$

PRECISION CASTPARTS CORP.

promises to pay to

or registered assigns,

the principal sum of                                .

Dollars on July 15, 2023

Interest Payment Dates: January 15 and July 15

Record Dates: January 1 and July 1

Dated: December 20, 2012	PRECISION CASTPARTS CORP.
By:
	Name:	[ ]
	Title:	[ ]

Attest:

By:		(SEAL)
Name:	[ ]
Title:	[ ]

Dated: December 20, 2012

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[Back of Note]

2.50% Senior Notes due 2023

Precision Castparts Corp., a corporation duly organized and existing under the laws of Oregon (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to             or registered assigns, the principal sum of             Dollars on January 15, 2023 and to pay interest thereon from December 20, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on January 15 and July 15 in each year, commencing July 15, 2013, at the rate of 2.50% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 2.50% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 17, 1997, as amended by indentures supplemental thereto (the “Indenture”, which term as used herein includes the twenty-sixth supplemental indenture dated December 20, 2012, establishing the title, form and terms of $1,000,000,000 aggregate principal amount of the Company’s 2.50%

Senior Notes due 2023) among the Company and U.S. Bank National Association (successor in interest to The First National Bank of Chicago), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, the initial principal amount of which is $1,000,000,000, but the aggregate amount of which is unlimited.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess of $2,000. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

EXHIBIT D

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

CUSIP/CINS

3.90%	Senior Notes due 2043

No.	$

PRECISION CASTPARTS CORP.

promises to pay to

or registered assigns,

the principal sum of                             .

Dollars on January 15, 2043

Interest Payment Dates: January 15 and July 15

Record Dates: January 1 and July 1

Dated: December 20, 2012	PRECISION CASTPARTS CORP.
By:
	Name:	[ ]
	Title:	[ ]

Attest:

By:		(SEAL)
Name:	[ ]
Title:	[ ]

Dated: December 20, 2012

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

D-1

[Back of Note]

3.90%	Senior Notes due 2043

Precision Castparts Corp., a corporation duly organized and existing under the laws of Oregon (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to             or registered assigns, the principal sum of             Dollars on January 15, 2043 and to pay interest thereon from December 20, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on January 15 and July 15 in each year, commencing July 15, 2013, at the rate of 3.90% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 3.90% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of December 17, 1997, as amended by indentures supplemental thereto (the “Indenture”, which term as used herein includes the twenty-sixth supplemental indenture dated December 20, 2012, establishing the title, form and terms of $500,000,000 aggregate principal amount of the Company’s 3.90%

Senior Notes due 2043) among the Company and U.S. Bank National Association (successor in interest to The First National Bank of Chicago), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, the initial principal amount of which is $500,000,000, but the aggregate amount of which is unlimited.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess of $2,000. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:

(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian